Exhibit 10.6

SECOND ADDENDUM

TO THE RESEARCH AND LICENSE AGREEMENT

This Second Addendum to Research and License Agreement (the “Second Addendum”) is made by and between The Technion Research & Development Foundation Ltd. (“TRDF”) and Eloxx Pharmaceuticals Ltd. (“Licensee” or “Eloxx”).

WHEREAS, TRDF and Eloxx are parties to Research and License Agreement with an effective date of August 29th, 2013 (the “License Agreement”), as amended on November 26, 2013, January 14, 2014, June 9, 2014 and August 3, 2014 (collectively, the “Agreement”); and

WHEREAS, the parties desire to continue the relationship contemplated by the Agreement and to further amend the Agreement as set forth herein;

Now, THEREFORE, the parties hereby agree as follows:

1.	Unless otherwise defined herein, capitalized terms used in this Second Addendum shall have the meanings assigned thereto in the Agreement.

2.	The Parties agree to add those certain patents and patent applications described in Exhibit A(3) attached hereto, to Exhibits A(1) and A(2) of the Agreement.

3.	Except as added herein, all other terms and conditions of the Agreement shall remain in full force and effect, as relevant to this Second Addendum.

4.	This Second Addendum may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Any signature page delivered by facsimile or electronic image transmission shall be binding to the same extent as an original signature page.

IN WITNESS WHEREOF, the parties hereby accept and agree to the terms and conditions of this First Addendum.

ELOXX PHARMACEUTICALS LTD.	THE TECHNION RESEARCH & DEVELOPMENT FOUNDATION LTD.

By:	/s/ Shmuel Tuvia	By:	/s/ Benjamin Soffer
Name:	Shmuel Tuvia	Name:	Benjamin Soffer
Title:	COO	Title:	Technology Transfer Office, Manager
Date:	Jan. 21, 2015	Date:

Exhibit A(3)

USE OF AMINOGLYCOSIDE ANALOGS IN THE TREATMENT OF RETT SYNDROME

Our Ref Client Ref	Country	Earliest Priority	Entry Date	Filing Date Application No.	Issue Date Patent No.	Status	Assignee

59529 ?	USA PRO			05-Jun-2014 62/006,028		Filed	Technion Research & Development Foundation Limited ; Eloxx Pharmaceuticals Ltd.

PatentNum	PatentName	PatentStatus Desc	ApplicationDate	ApplicationNum	CountryDesc	Patent Date	PatentNo	PublicationDate	PublicationNum
0816	NOVEL AMINOGLYCOSIDES AND USES THEREOF IN THE TREATMENT OF GENETIC DISORDERS	NP from PCT			N/A

0816-00	REDESIGN OF AMINOGLYCOSIDES FOR TREATMENT OF HUMAN GENETIC DISEASES CAUSED BY PREMATURE STOP MUTATIONS	Expired	03/04/2006	60/788,070	United States

0816-01	NOVEL AMINOGLYCOSIDES AND USES THEREOF IN THE TREATMENT OF GENETIC DISORDERS	Expired	10/04/2007	PCT/IL/2007/000463	PCT			11/10/2007	WO 2007/113841

0819-02	NOVEL AMINOGLYCOSIDES AND USES THEREOF IN THE TREATMENT OF GENETIC DISORDERS	Filed	25/09/2008	194370	Israel

0816-03	NOVEL AMINOGLYCOSIDES AND USES THEREOF IN THE TREATMENT OF GENETIC DISORDERS	Filed	25/09/2008	2,646,407	Canada

0816-04	NOVEL AMINOGLYCOSIDES AND USES THEREOF IN THE TREATMENT OF GENETIC DISORDERS	Filed	10/04/2007	07736203.6	Europe

0816-05	NOVEL AMINOGLYCOSIDES AND USES THEREOF IN THE TREATMENT OF GENETIC DISORDERS	Filed	03/10/2008	2009-503741	Japan			10/09/2009	2009-532461

0816-06	NOVEL AMINOGLYCOSIDES AND USES THEREOF IN THE TREATMENT OF GENETIC DISORDERS	Filed	01/10/2008	12/285,299	United Slates

0816-07	NOVEL AMINOGLYCOSIDES AND USES THEREOF IN THE TREATMENT OF GENETIC DISORDERS	Filed	31/10/2008	09136/DELNP/2006	India

0816-08	NOVEL AMINOGLYCOSIDES AND USES THEREOF IN THE TREATMENT OF GENETIC DISORDERS	Filed	10/04/2007	11173958.7	Europe			30/11/2011	2390255

PatentNum	PatentName	PatentStatusDesc	Application Date	ApplicationNum	CountryDesc	PatentDate	PatentNo	PublicationDate	PublicationNum
1302	REPAIRING FAULTY GENES BY AMINOGLYCOSIDES: IDENTIFICATION OF NEW PHARMACOPHORE WITH ENHANCED SUPPRESSION OF DI	NP from PCT			N/A

1302-00	REPAIRING FAULTY GENES BY AMINOGLYCOSIDES: IDENTIFICATION OF NEW PHARMACOPHORE WITH ENHANCED SUPPRESSION OF DI	Expired	18/11/2010	61/414,956	United States

1302-01	AMINOGLYCOSIDES AND USES THEREOF IN TREATING GENETIC DISORDERS	Expired	17/11/2011	PCT/IL/2011/000889	PCT			24/05/2012	WO2012/066546

1302-02	AMINOGLYCOSIDES AND USES THEREOF IN TREATING GENETIC DISORDERS	Filed	16/05/2013	13/885,715	United States

1302-03	AMINOGLYCOSIDES AND USES THEREOF IN TREATING GENETIC DISORDERS	Filed	17/11/2011	11799501.9	Europe

1302-04	AMINOGLYCOSIDES AND USES THEREOF IN TREATING GENETIC DISORDERS	Filed	20/05/2013		Japan

1302-05	AMINOGLYCOSIDES AND USES THEREOF IN TREATING GENETIC DISORDERS	Filed	02/05/2013	2,816,789	Canada

1302-06	AMINOGLYCOSIDES AND USES THEREOF IN TREATING GENETIC DISORDERS	Filed	07/05/2013	876/MUMNP/2013	India

1302-07	AMINOGLYCOSIDES AND USES THEREOF IN TREATING GENETIC DISORDERS	Filed	16/05/2013	226390	Israel				.